VOYA EQUITY TRUST

Voya Large Cap Value Fund

Voya MidCap Opportunities Fund

Voya Real Estate Fund

VOYA FUNDS TRUST

Voya Intermediate Bond Fund

VOYA MUTUAL FUNDS

Voya Global Bond Fund

Voya Global Equity Dividend Fund

Voya Global Real Estate Fund

Voya Multi-Manager International Small Cap Fund

VOYA SERIES FUND, INC.

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Government Money Market Fund

Voya Mid Cap Research Enhanced Index Fund

Voya Small Company Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated May 23, 2018

to the Funds’ current Class O shares Prospectuses and Statements of Additional Information

On May 18, 2018, the Funds’ Board of Directors/Trustees approved revisions to the Funds’ share class exchange policies. Effective June 1, 2018, Class O shares may be exchanged for Class A shares of a Fund. Class O shareholders will not be subject to a front-end sales charge (if applicable to Class A shares of that Fund) for the exchange of Class O shares for Class A shares of the same Fund. In addition, shareholders that exchange Class O shares for Class A shares of a Fund are not subject to sales charges for additional purchases of Class A shares of that Fund (if applicable to Class A shares of that Fund) for the life of their account. Effective June 1, 2018, the Funds’ Prospectuses and Statements of Additional Information are revised to reflect these revisions to the Funds’ share class exchange policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE